As filed with the Securities and Exchange Commission on December 30, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2013

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2013, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +32.55%, +38.02%, and +52.23%, respectively. Each fund’s return exceeded the +27.18% total return of the unmanaged S&P 500 index.

Each of the PRIMECAP Odyssey Funds will distribute capital gains in December 2013. Despite these distributions, we want to assure the Funds’ shareholders that we are always mindful of the tax consequences of our investment decisions. As long-term investors, we hold most of our positions for years, not months, which helps minimize capital gains distributions. The PRIMECAP Odyssey Stock Fund is distributing capital gains for the first time since December 2007. The more sizeable capital gains for the PRIMECAP Odyssey Growth Fund and the PRIMECAP Odyssey Aggressive Growth Fund are due primarily to acquisitions at substantial premiums of several companies held in the funds.

Over the past fiscal year, the investment environment was heavily influenced by central banks in the United States, Japan, and the European Union. In the United States, the Federal Reserve maintained its ultra-low interest rate policy and continued to purchase $85 billion per month of Treasury bonds and mortgage-backed securities. The mere suggestion in May by then-Chairman Ben Bernanke that the Fed might reduce or “taper” the amount of these purchases impacted the prices of a wide array of financial assets, notably long-term U.S. Treasury bonds, which declined in price. In Japan, the central bank instituted a large-scale quantitative easing program of its own, resulting in dramatic stock market appreciation and a devaluation of the Yen relative to the U.S. Dollar and other major currencies. Recently, the European Central Bank unexpectedly cut short-term interest rates. While equity markets in Japan, the United States, and Western Europe performed strongly over the period, equity markets in developing countries in Asia and Latin America generally declined.

The slow economic recovery in the United States continued in spite of the payroll tax increase and reduced government spending. The housing market remained an area of strength as prices rose by double-digits in most cities according to the S&P/Case-Shiller U.S. National Home Price Index. Demand for capital goods such as automobiles, aircraft, and consumer durables picked up, aided by the low interest rate environment. The labor market improved but remained weak, with high levels of underemployment and a decline in the workforce participation rate calling into question the significance of the headline 7.3% unemployment rate. Consumer price inflation remained low, aided by lower gasoline prices.

The U.S. stock market appreciated significantly, and the S&P 500 reached a new, all-time high. The market was led by cyclical sectors such as consumer discretionary and industrials, as well as smaller capitalization issues. Defensive sectors such as telecom services and utilities significantly lagged the overall market. While stocks remain reasonably priced by historical standards and appear attractive relative to bonds, we are skeptical that recent earnings per share growth, which has largely been generated through profit margin expansion and financial engineering, can be sustained unless revenue growth accelerates.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Turning to the portfolios, the vast majority of the relative outperformance during the fiscal year for each of the three PRIMECAP Odyssey Funds was due to favorable stock selection, particularly in the health care and information technology sectors. Each fund also benefited from a substantial overweight position in the health care sector, which outperformed the S&P 500 over the period, as well as underweight positions in energy, telecom services, and utilities, the three worst-performing sectors.

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care and information technology sectors and underweight in the consumer staples, energy, and financials sectors.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

From November 1, 2012 to October 31, 2013, the Stock Fund’s total return of +32.55% exceeded the S&P 500’s total return of +27.18%.

Favorable stock selection in the information technology, industrials, and financials sectors, as well as an overweight position in the health care sector, drove the fund’s relative outperformance. Underweight positions in utilities, telecom services, and energy also benefited relative returns. The most important contributors to the fund’s results included Charles Schwab (+69.2%), Southwest Airlines (+96.7%), Texas Instruments (+54.2%), and Boeing (+89.5%).

These positives were partially offset by unfavorable stock selection in the consumer discretionary sector, notably Carnival Corporation (-4.6%).

The top 10 holdings, which collectively represented 32.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/13	Ending % of Total Portfolio*
Roche Holding AG	4.8
Johnson & Johnson	3.8
Charles Schwab Corp.	3.8
Amgen Inc.	3.8
Eli Lilly & Co.	3.3
Texas Instruments Inc.	3.2
L Brands, Inc.	2.6
Microsoft Corp.	2.6
Medtronic, Inc.	2.2
Novartis AG	2.1
Total % of Portfolio	32.2%

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of all investments of the Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Growth Fund

From November 1, 2012 to October 31, 2013, the Growth Fund’s total return was +38.02%, exceeding both the S&P 500’s total return of +27.18% and the Russell 1000 Growth Index’s total return of +28.30% .

Favorable stock selection in the information technology and health care sectors, as well as the fund’s large overweight position in the health care sector (39.9% average weight compared to 12.6% for the S&P 500) accounted for most of the fund’s relative outperformance. The most important contributors to the fund’s results included Seattle Genetics (+53.6%), Biogen Idec (+76.7%), Roche (+49.2%), ImmunoGen (+48.5%), Conceptus (+64.4%), Charles Schwab (+69.2%), Electronic Arts (+112.6%), and Cree (+100.5%).

The fund’s overweight position in the information technology sector and underweight position in the financials sector partially offset these positives.

The top 10 holdings, which collectively represented 31.1% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/13	Ending % of Total Portfolio*
Seattle Genetics, Inc.	4.9
Roche Holding AG	4.5
Amgen Inc.	4.2
Biogen Idec Inc.	2.7
ImmunoGen, Inc.	2.6
Charles Schwab Corp.	2.6
Eli Lilly & Co.	2.5
L Brands, Inc.	2.4
Google Inc. Cl A	2.4
Adobe Systems Inc.	2.3
Total % of Portfolio	31.1%

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of all investments of the Fund.

PRIMECAP Odyssey Aggressive Growth Fund

From November 1, 2012 to October 31, 2013, the Aggressive Growth Fund’s total return of +52.23% exceeded both the S&P 500’s total return of +27.18% and the Russell Midcap Growth Index’s total return of +33.93%.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Favorable stock selection in the information technology, health care, industrials, consumer discretionary, and financials sectors was the primary driver of the fund’s outperformance. While many individual stocks contributed to the fund’s positive results, the largest contributors were Pharmacyclics (+94.3%), Tesla (+468.5%), Dreamworks (+67.8%), Seattle Genetics (+53.6%), Micron (+225.9%), Delta Airlines (+174.7%), and comScore (+88.8%).

The top 10 holdings, which collectively represented 24.4% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/13	Ending % of Total Portfolio*
Pharmacyclics, Inc.	3.7
DreamWorks Animation SKG Inc. Cl A	3.2
QIAGEN NV	2.7
Roche Holding AG	2.7
Seattle Genetics, Inc.	2.6
Tribune Co. Cl A	2.0
Delta Air Lines, Inc.	2.0
CME Group Inc. Cl A	1.9
Micron Technology, Inc.	1.8
Polypore International, Inc.	1.8
Total % of Portfolio	24.4

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of all investments of the Fund.

Outlook

Looking ahead to fiscal year 2014, we are less optimistic about the outlook for U.S. equities than we have been in recent years. The S&P 500 has rebounded by more than 150% since its March 2009 low to an all-time high level, and valuations appear stretched in some segments of the market. Revenue growth remains tepid, profit margins are near all-time highs, and borrowing costs are near all-time lows. We believe that the scope for further profit margin expansion is limited and that interest rates are likely to return to more normal levels. Unless revenue growth accelerates, we would expect slower earnings growth over the next few years than has been realized over the past few years.

We are concerned that the lack of significant consumer price inflation in developed economies since the Great Recession has led many to assume that these conditions will persist indefinitely. In an inflationary environment, interest rates need to increase to compensate lenders for the loss of

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

purchasing power, making debts more difficult to service. Overall debt levels in the United States remain high relative to Gross Domestic Product (GDP), and the U.S. Government’s fiscal outlook is clouded by large, unfunded obligations related to entitlement programs. Though U.S. interest rates have risen from their recent lows, they remain very low by historical standards. At some point, interest rates should rise to more normal levels. We believe the portfolios are relatively well-positioned in such a scenario given the strong balance sheets of many of the companies in the portfolios.

While market and economic cycles vary in duration and are difficult to predict, new technologies that improve upon existing methods tend to be adopted irrespective of such cycles. Our overweight positions in the information technology and health care sectors are largely based on our assessment of how technologies are likely to evolve and which companies are best positioned to benefit as these technologies are adopted. In the information technology area, the internet is proliferating as new platforms such as smartphones are adopted worldwide and new use-cases such as utility computing services, often referred to as cloud computing services, are developed. We believe that we have positioned the funds to benefit from the ongoing growth of the internet by investing in companies that provide enabling technologies as well as companies that provide internet-based services directly to end users.

Our substantial investments in the health care sector reflect our belief that innovation in this area will continue, as well as our expectation that the consumption of health care services will grow more rapidly than the overall economy for the foreseeable future. Global demographic trends are supportive of demand growth due to the aging of populations in most developed countries as well as China (largely due to that country’s implementation of a one-child policy in 1979). As the proportion of elderly people in the population increases, health care spending grows since older age groups consume considerably more health care resources than the general population. On the supply side, the health care industry’s considerable investments in research and development over the years are driving the development of new and more effective therapies for many diseases such as cancer, diabetes, and Alzheimer’s.

While we are particularly enthusiastic about the funds’ investments in the health care and information technology sectors, we continue to seek investment opportunities in all sectors of the market, focusing on companies that have better growth prospects over a three-to-five year horizon than their current market valuations would suggest.

In conclusion, we remain committed to our investment philosophy, which is based on individual stock selection. While this “bottom-up” approach can lead to periods of underperformance when the stocks in our portfolios fall out of favor, we believe it will generate superior results for investors over the long-term.

Sincerely,

PRIMECAP Management Company

November 11, 2013

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The S&P/Case-Shiller U.S. National Home Price Index tracks the value of single-family housing within the United States. You cannot invest directly in an index.

Earnings per share is calculated by taking total earnings divided by the number of shares outstanding.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2013, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2013
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Stock Fund	32.55%	16.43%	9.22%
S&P 500*	27.18%	15.17%	7.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2013, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2013
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Growth Fund	38.02%	18.54%	10.21%
S&P 500*	27.18%	15.17%	7.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2013, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2013
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Aggressive Growth Fund	52.23%	26.17%	13.35%
S&P 500*	27.18%	15.17%	7.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Consumer Discretionary	9.2%
Consumer Staples	1.5%
Energy	5.0%
Financials	10.8%
Health Care	26.3%
Industrials	11.1%
Information Technology	18.6%
Materials	5.0%
Utilities	0.9%
Short-Term Investments and Other Assets	11.6%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Consumer Discretionary	8.9%
Energy	3.8%
Financials	5.6%
Health Care	36.5%
Industrials	7.3%
Information Technology	25.0%
Materials	1.3%
Short-Term Investments and Other Assets	11.6%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2013. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Consumer Discretionary	13.4%
Consumer Staples	1.2%
Energy	4.0%
Financials	2.8%
Health Care	29.5%
Industrials	11.6%
Information Technology	25.9%
Materials	0.8%
Short-Term Investments and Other Assets	10.8%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2013. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2013

Shares		Value
COMMON STOCKS – 88.4%
Consumer Discretionary – 9.2%
170,000	Ascena Retail Group, Inc. (a)	$3,364,300
73,200	Bed Bath & Beyond, Inc. (a)	5,659,824
246,600	CarMax, Inc. (a)	11,587,734
1,134,400	Carnival Corp.	39,306,960
54,900	DIRECTV (a)	3,430,701
883,864	L Brands, Inc.	55,338,725
100,000	Macy’s, Inc.	4,611,000
250,000	Mattel, Inc.	11,092,500
150,000	Ross Stores, Inc.	11,602,500
1,025,000	Sony Corp. – ADR	17,681,250
193,400	TJX Cos., Inc.	11,756,786
225,000	Walt Disney Co. (The)	15,432,750
29,600	Whirlpool Corp.	4,321,896

		195,186,926

Consumer Staples – 1.5%
50,000	CVS Caremark Corp.	3,113,000
270,000	Kellogg Co.	17,077,500
150,000	PepsiCo, Inc.	12,613,500

		32,804,000

Energy – 5.0%
333,200	Cameron International Corp. (a)	18,279,352
515,200	Encana Corp.	9,232,384
30,000	EOG Resources, Inc.	5,352,000
65,000	Exxon Mobil Corp.	5,825,300
30,000	National Oilwell Varco, Inc.	2,435,400
100,000	Noble Energy, Inc.	7,493,000
65,000	Range Resources Corp.	4,921,150
132,634	Schlumberger Ltd.	12,430,458
55,000	Southwestern Energy Co. (a)	2,047,100
800,400	Transocean Ltd.	37,674,828

		105,690,972

Financials – 10.8%
117,000	American Express Co.	9,570,600
3,601,400	Charles Schwab Corp. (The)	81,571,710
130,000	Chubb Corp. (The)	11,970,400
29,000	CME Group, Inc.	2,152,090
432,000	Comerica, Inc.	18,705,600
884,950	Marsh & McLennan Cos., Inc.	40,530,710

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2013 – continued

Shares		Value
Financials (continued)
281,600	Mercury General Corp.	$13,111,296
617,400	Wells Fargo & Co.	26,356,806
597,500	Willis Group Holdings PLC	26,929,325

		230,898,537

Health Care – 26.3%
778,900	Abbott Laboratories	28,468,795
476,200	AbbVie, Inc.	23,071,890
75,000	Affymetrix, Inc. (a)	530,250
697,200	Amgen, Inc.	80,875,200
121,600	Biogen Idec, Inc. (a)	29,693,504
117,900	Boston Scientific Corp. (a)	1,378,251
1,410,000	Eli Lilly & Co.	70,246,200
521,735	GlaxoSmithKline PLC – ADR	27,458,913
884,100	Johnson & Johnson	81,876,501
810,000	Medtronic, Inc.	46,494,000
587,250	Novartis AG – ADR	45,541,237
365,000	PerkinElmer, Inc.	13,884,600
367,400	Roche Holding AG – CHF	101,714,752
175,000	Sanofi – ADR	9,359,000

		560,593,093

Industrials – 11.1%
47,600	Alaska Air Group, Inc.	3,363,416
35,000	Babcock & Wilcox Co. (The)	1,127,350
260,000	Boeing Co. (The)	33,930,000
180,000	C.H. Robinson Worldwide, Inc.	10,753,200
25,000	Caterpillar, Inc.	2,084,000
33,000	CIRCOR International, Inc.	2,434,410
100,000	CSX Corp.	2,606,000
401,241	Curtiss-Wright Corp.	19,973,777
208,300	European Aeronautic Defence and Space Co. N.V. – EUR	14,313,537
201,900	FedEx Corp.	26,448,900
281,900	Honeywell International, Inc.	24,449,187
181,000	Norfolk Southern Corp.	15,569,620
220,000	PACCAR, Inc.	12,232,000
15,000	Pentair Ltd.	1,006,350
349,100	Ritchie Bros. Auctioneers, Inc.	6,912,180
45,000	Rockwell Automation, Inc.	4,968,450

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2013 – continued

Shares		Value
Industrials (continued)
2,154,200	Southwest Airlines Co.	$37,095,324
181,700	United Parcel Service, Inc. – Class B	17,850,208

		237,117,909

Information Technology – 18.6%
45,650	Accenture PLC – Class A	3,355,275
180,000	Activision Blizzard, Inc.	2,995,200
447,600	Adobe Systems, Inc. (a)	24,259,920
93,200	Altera Corp.	3,131,520
53,000	Analog Devices, Inc.	2,612,900
1,015,000	Applied Materials, Inc.	18,117,750
675,000	Cisco Systems, Inc.	15,187,500
750,000	Corning, Inc.	12,817,500
300,000	Diebold, Inc.	8,988,000
416,400	Electronic Arts, Inc. (a)	10,930,500
81,500	EMC Corp.	1,961,705
11,500	Google, Inc. – Class A (a)	11,851,670
350,000	Hewlett-Packard Co.	8,529,500
350,000	Intel Corp.	8,550,500
56,100	Intuit, Inc.	4,006,101
433,000	KLA-Tencor Corp.	28,404,800
438,000	L.M. Ericsson Telephone Co. – ADR	5,251,620
4,900	MasterCard, Inc. – Class A	3,513,790
1,561,700	Microsoft Corp.	55,206,095
81,400	NeuStar, Inc. – Class A (a)	3,737,888
155,000	NVIDIA Corp.	2,352,900
415,300	QUALCOMM, Inc.	28,850,891
613,664	Symantec Corp.	13,954,719
1,600,000	Texas Instruments, Inc.	67,328,000
200,000	Thomson Reuters Corp.	7,514,000
199,000	Visa, Inc. – Class A	39,137,330
100,000	Xilinx, Inc.	4,542,000
24,800	Yahoo!, Inc. (a)	816,664

		397,906,238

Materials – 5.0%
260,000	Cabot Corp.	12,118,600
265,000	Celanese Corp. – Series A	14,842,650
385,000	Dow Chemical Co. (The)	15,195,950
255,000	E.I. du Pont de Nemours and Co.	15,606,000
70,000	Greif, Inc. – Class A	3,744,300

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2013 – continued

Shares		Value
Materials (continued)
80,581	Greif, Inc. – Class B	$4,581,030
71,900	Monsanto Co.	7,540,872
136,900	Potash Corp. of Saskatchewan, Inc.	4,257,590
481,200	Schweitzer-Mauduit International, Inc.	29,776,656

		107,663,648

Utilities – 0.9%
212,000	Exelon Corp.	6,050,480
372,379	Public Service Enterprise Group, Inc.	12,474,697

		18,525,177

TOTAL COMMON STOCKS (Cost $1,265,779,921)		$1,886,386,500

SHORT-TERM INVESTMENTS – 11.6%
247,542,504	Dreyfus Treasury Prime Cash Management Fund	247,542,504

TOTAL SHORT-TERM INVESTMENTS (Cost $247,542,504)		247,542,504

TOTAL INVESTMENTS – 100.0% (Cost $1,513,322,425)		2,133,929,004
Other Assets in Excess of Liabilities – 0.0%		738,250

TOTAL NET ASSETS – 100.0%		$2,134,667,254

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the Fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2013

Shares		Value
COMMON STOCKS – 88.4%
Consumer Discretionary – 8.9%
60,100	Ascena Retail Group, Inc. (a)	$1,189,379
154,200	Bed Bath & Beyond, Inc. (a)	11,922,744
917,200	CarMax, Inc. (a)	43,099,228
1,413,400	Carnival Corp.	48,974,310
161,800	DIRECTV (a)	10,110,882
1,400,000	DreamWorks Animation SKG, Inc. – Class A (a)	47,936,000
1,395,898	L Brands, Inc.	87,397,174
416,000	Mattel, Inc.	18,457,920
100,000	Royal Caribbean Cruises Ltd.	4,204,000
350,000	Shutterfly, Inc. (a)	17,199,000
1,495,000	Sony Corp. – ADR	25,788,750
126,000	TJX Cos., Inc.	7,659,540

		323,938,927

Energy – 3.8%
130,000	Encana Corp.	2,329,600
91,000	EOG Resources, Inc.	16,234,400
25,400	Frank’s International N.V.	776,986
64,300	National Oilwell Varco, Inc.	5,219,874
160,000	Noble Energy, Inc.	11,988,800
23,800	Oceaneering International, Inc.	2,043,944
125,000	Range Resources Corp.	9,463,750
169,800	Schlumberger Ltd.	15,913,656
156,800	Southwestern Energy Co. (a)	5,836,096
1,448,800	Transocean Ltd.	68,195,016

		138,002,122

Financials – 5.6%
200,000	Berkshire Hathaway, Inc. – Class B (a)	23,016,000
4,111,200	Charles Schwab Corp. (The)	93,118,680
200,000	Chubb Corp. (The)	18,416,000
264,500	CME Group, Inc.	19,628,545
947,250	Marsh & McLennan Cos, Inc.	43,384,050
200,000	Wells Fargo & Co.	8,538,000

		206,101,275

Health Care – 36.5%
852,018	Abbott Laboratories	31,141,258
1,914,800	Abiomed, Inc. (a)	45,916,904
3,139,700	Accuray, Inc. (a)	21,192,975
564,200	Affymetrix, Inc. (a)	3,988,894

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2013 – continued

Shares		Value
Health Care (continued)
1,316,700	Amgen, Inc.	$152,737,200
407,200	Biogen Idec, Inc. (a)	99,434,168
298,200	BioMarin Pharmaceutical, Inc. (a)	18,732,924
611,500	Boston Scientific Corp. (a)	7,148,435
870,100	Cepheid, Inc. (a)	35,430,472
193,700	Charles River Laboratories International, Inc. (a)	9,531,977
450,000	Dendreon Corp. (a)	1,156,500
1,860,000	Eli Lilly & Co.	92,665,200
81,000	GlaxoSmithKline PLC – ADR	4,263,030
463,400	Illumina, Inc. (a)	43,332,534
5,855,100	ImmunoGen, Inc. (a) (b)	96,374,946
519,400	Insulet Corp. (a)	20,266,988
281,500	InterMune, Inc. (a)	3,966,335
576,200	Johnson & Johnson	53,361,882
463,100	Life Technologies Corp. (a)	34,876,061
890,300	Medtronic, Inc.	51,103,220
300,000	Momenta Pharmaceuticals, Inc. (a)	4,917,000
2,880,775	Nektar Therapeutics (a)	27,396,170
560,850	Novartis AG – ADR	43,493,917
220,000	NuVasive, Inc. (a)	6,991,600
433,000	OraSure Technologies, Inc. (a)	2,823,160
55,000	PerkinElmer, Inc.	2,092,200
3,195,714	QIAGEN N.V. (a)	74,012,736
586,500	Roche Holding AG – CHF	162,372,624
4,656,400	Seattle Genetics, Inc. (a)	179,876,732
68,500	Waters Corp. (a)	6,913,020

		1,337,511,062

Industrials – 7.3%
498,400	AECOM Technology Corp. (a)	15,839,152
60,000	Babcock & Wilcox Co. (The)	1,932,600
450,000	C.H. Robinson Worldwide, Inc.	26,883,000
133,600	Caterpillar, Inc.	11,136,896
10,000	CIRCOR International, Inc.	737,700
259,537	Curtiss-Wright Corp.	12,919,752
950,000	Delta Air Lines, Inc.	25,061,000
296,000	European Aeronautic Defence and Space Co. N.V. – EUR	20,339,927
393,700	Expeditors International of Washington, Inc.	17,830,673
40,900	FedEx Corp.	5,357,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2013 – continued

Shares		Value
Industrials (continued)
90,000	IDEX Corp.	$6,223,500
125,000	Jacobs Engineering Group, Inc. (a)	7,602,500
1,227,550	JetBlue Airways Corp. (a)	8,703,330
40,000	Pall Corp.	3,220,800
489,000	Ritchie Bros. Auctioneers, Inc.	9,682,200
33,100	Rockwell Automation, Inc.	3,654,571
2,823,200	Southwest Airlines Co.	48,615,504
700,000	United Continental Holdings, Inc. (a)	23,765,000
196,000	United Parcel Service, Inc. – Class B	19,255,040

		268,761,045

Information Technology – 25.0%
57,850	Accenture PLC – Class A	4,251,975
1,530,900	Adobe Systems, Inc. (a)	82,974,780
790,000	Altera Corp.	26,544,000
276,700	Applied Materials, Inc.	4,939,095
291,517	ASML Holding N.V.	27,589,169
722,450	BlackBerry Ltd. (a)	5,714,579
350,000	Corning, Inc.	5,981,500
671,000	Cree, Inc. (a)	40,763,250
1,816,200	Electronic Arts, Inc. (a)	47,675,250
1,088,700	EMC Corp.	26,205,009
40,000	F5 Networks, Inc. (a)	3,260,400
3,603,827	Flextronics International Ltd. (a)	28,434,195
658,418	FormFactor, Inc. (a)	3,436,942
84,080	Google, Inc. – Class A (a)	86,651,166
90,000	Hewlett-Packard Co.	2,193,300
250,700	Intel Corp.	6,124,601
105,000	Intuit, Inc.	7,498,050
375,000	Jabil Circuit, Inc.	7,822,500
300,000	KLA-Tencor Corp.	19,680,000
1,247,800	L.M. Ericsson Telephone Co. – ADR	14,961,122
5,500	MasterCard, Inc. – Class A	3,944,050
725,000	Micron Technology, Inc. (a)	12,818,000
1,735,600	Microsoft Corp.	61,353,460
35,128	Motorola Solutions, Inc.	2,196,203
485,411	NetApp, Inc.	18,838,801
195,900	NeuStar, Inc. – Class A (a)	8,995,728
1,700,000	Nuance Communications, Inc. (a)	26,452,000
375,000	NVIDIA Corp.	5,692,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2013 – continued

Shares		Value
Information Technology (continued)
837,700	QUALCOMM, Inc.	$58,195,019
160,000	Rambus, Inc. (a)	1,398,400
531,400	SanDisk Corp.	36,932,300
556,300	Stratasys Ltd. (a)	62,989,849
498,300	Symantec Corp.	11,331,342
1,500,000	Texas Instruments, Inc.	63,120,000
672,600	Trimble Navigation Ltd. (a)	19,216,182
330,000	Visa, Inc. – Class A	64,901,100
120,000	Xilinx, Inc.	5,450,400

		916,526,217

Materials – 1.3%
317,500	Monsanto Co.	33,299,400
100,000	Praxair, Inc.	12,471,000

		45,770,400

TOTAL COMMON STOCKS (Cost $2,083,376,182)		$3,236,611,048

SHORT-TERM INVESTMENTS – 11.2%
410,975,090	Dreyfus Treasury Prime Cash Management Fund	410,975,090

TOTAL SHORT-TERM INVESTMENTS (Cost $410,975,090)		410,975,090

TOTAL INVESTMENTS – 99.6% (Cost $2,494,351,272)		3,647,586,138
Other Assets in Excess of Liabilities – 0.4%		13,590,726

TOTAL NET ASSETS – 100.0%		$3,661,176,864

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the Fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2013

Shares		Value
COMMON STOCKS – 89.2%
Consumer Discretionary – 13.4%
282,500	Ascena Retail Group, Inc. (a)	$5,590,675
65,700	Burlington Stores, Inc. (a)	1,760,103
303,102	Callaway Golf Co.	2,555,150
733,400	CarMax, Inc. (a)	34,462,466
74,700	DIRECTV (a)	4,668,003
4,096,700	DreamWorks Animation SKG, Inc. – Class A (a) (b)	140,271,008
39,300	Panera Bread Co. – Class A (a)	6,206,256
3,590,023	Quiksilver, Inc. (a)	29,868,991
1,167,001	Royal Caribbean Cruises Ltd.	49,060,722
1,097,300	Shutterfly, Inc. (a)	53,921,322
3,857,000	Sony Corp. – ADR	66,533,250
299,890	Tesla Motors, Inc. (a)	47,964,407
1,360,000	Tribune Co. (a)	91,052,000
4,272,200	Tuesday Morning Corp. (a) (b)	60,451,630

		594,365,983

Consumer Staples – 1.2%
3,313,405	Boulder Brands, Inc. (a) (b)	54,306,708

Energy – 4.0%
500,400	Cabot Oil & Gas Corp.	17,674,128
115,000	Cameron International Corp. (a)	6,308,900
60,000	EOG Resources, Inc.	10,704,000
78,500	National Oilwell Varco, Inc.	6,372,630
119,200	Range Resources Corp.	9,024,632
1,455,000	Rex Energy Corp. (a)	31,282,500
2,435,013	Solazyme, Inc. (a)	25,470,236
1,525,900	Transocean Ltd.	71,824,113

		178,661,139

Financials – 2.8%
1,162,700	CME Group, Inc.	86,283,967
605,820	MarketAxess Holdings, Inc.	39,517,638

		125,801,605

Health Care – 29.5%
1,503,300	Abbott Laboratories	54,945,615
2,671,073	Abiomed, Inc. (a) (b)	64,052,330
3,686,600	Accuray, Inc. (a)	24,884,550
4,850,000	Affymetrix, Inc. (a) (b)	34,289,500
205,200	Biogen Idec, Inc. (a)	50,107,788
593,300	BioMarin Pharmaceutical, Inc. (a)	37,271,106

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2013 – continued

Shares		Value
Health Care (continued)
672,100	Boston Scientific Corp. (a)	$7,856,849
1,976,600	Cardica, Inc. (a)	2,371,920
971,800	Cepheid, Inc. (a)	39,571,696
591,500	Charles River Laboratories International, Inc. (a)	29,107,715
7,949,790	Dyax Corp. (a) (b)	65,347,274
30,600	Epizyme, Inc. (a)	1,172,592
2,522,223	Fluidigm Corp. (a) (b)	79,450,025
3,600	Foundation Medicine, Inc. (a)	114,768
112,500	Illumina, Inc. (a)	10,519,875
3,795,417	ImmunoGen, Inc. (a)	62,472,564
1,014,356	Insulet Corp. (a)	39,580,171
4,210,900	InterMune, Inc. (a) (b)	59,331,581
1,352,200	KaloBios Pharmaceuticals, Inc. (a)	5,422,322
929,838	Luminex Corp. (a)	18,131,841
838,283	Momenta Pharmaceuticals, Inc. (a)	13,739,458
7,188,000	Nektar Therapeutics (a) (b)	68,357,880
505,000	NuVasive, Inc. (a)	16,048,900
147,600	OncoMed Pharmaceuticals, Inc. (a)	2,053,116
1,607,600	OraSure Technologies, Inc. (a)	10,481,552
1,373,439	Pharmacyclics, Inc. (a)	162,944,803
5,146,514	QIAGEN N.V. (a)	119,193,264
426,400	Roche Holding AG – CHF	118,048,912
2,982,300	Seattle Genetics, Inc. (a)	115,206,249
74,000	XenoPort, Inc. (a)	387,020

		1,312,463,236

Industrials – 11.6%
393,900	Alaska Air Group, Inc.	27,832,974
1,500	Allegiant Travel Co. (a)	156,405
472,400	Arkansas Best Corp.	12,929,588
5,000	Avis Budget Group, Inc. (a)	156,650
182,500	C.H. Robinson Worldwide, Inc.	10,902,550
421,812	CIRCOR International, Inc.	31,117,071
32,400	Colfax Corp. (a)	1,813,104
10,000	Controladora Comercial Mexicana, S.A. de C.V. – ADR (a)	135,600
30,000	Curtiss-Wright Corp.	1,493,400
3,338,700	Delta Air Lines, Inc.	88,074,906
8,000	Expeditors International of Washington, Inc.	362,320
462,400	Hertz Global Holdings, Inc. (a)	10,616,704
477,500	Jacobs Engineering Group, Inc. (a)	29,041,550

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2013 – continued

Shares		Value
Industrials (continued)
6,420,725	JetBlue Airways Corp. (a)	$45,522,941
35,000	NCI Building Systems, Inc. (a)	505,050
82,600	Pall Corp.	6,650,952
1,772,586	Polypore International, Inc. (a)	80,120,887
326,600	Ritchie Bros. Auctioneers, Inc.	6,466,680
907,000	Southwest Airlines Co.	15,618,540
412,000	Spirit Airlines, Inc. (a)	17,777,800
2,251,000	United Continental Holdings, Inc. (a)	76,421,450
2,300,000	US Airways Group, Inc. (a)	50,531,000
270,000	Vitran Corp, Inc. (a)	1,479,600

		515,727,722

Information Technology – 25.9%
30,000	3D Systems Corp. (a)	1,867,200
4,380,200	Active Network, Inc. (a) (b)	63,250,088
1,092,000	Adobe Systems, Inc. (a)	59,186,400
80,000	Akamai Technologies, Inc. (a)	3,579,200
464,200	Altera Corp.	15,597,120
30,000	Applied Materials, Inc.	535,500
405,059	ASML Holding N.V.	38,334,783
937,149	Audience, Inc. (a)	10,702,242
3,133,800	BlackBerry Ltd. (a)	24,788,358
2,828,260	comScore, Inc. (a) (b)	75,571,107
507,200	Cree, Inc. (a)	30,812,400
13,000	eBay, Inc. (a)	685,230
1,214,000	Electronic Arts, Inc. (a)	31,867,500
1,190,500	Ellie Mae, Inc. (a)	34,405,450
1,275,000	EMC Corp.	30,689,250
1,255,180	FARO Technologies, Inc. (a) (b)	59,621,050
355,000	FEI Co.	31,623,400
500	FireEye, Inc. (a)	18,925
5,228,500	Flextronics International Ltd. (a)	41,252,865
895,100	FormFactor, Inc. (a)	4,672,422
72,370	Google, Inc. – Class A (a)	74,583,075
1,658,100	Guidance Software, Inc. (a) (b)	14,491,794
36,500	Hewlett-Packard Co.	889,505
246,800	Intuit, Inc.	17,623,988
500,000	Jabil Circuit, Inc.	10,430,000
698,900	KLA-Tencor Corp.	45,847,840
4,540,000	Micron Technology, Inc. (a)	80,267,200
1,030,300	NetApp, Inc.	39,985,943

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2013 – continued

Shares		Value
Information Technology (continued)
150,798	NeuStar, Inc. – Class A (a)	$6,924,644
2,662,000	Nuance Communications, Inc. (a)	41,420,720
1,586,755	NVIDIA Corp.	24,086,941
2,948,792	Peregrine Semiconductor Corp. (a) (b)	24,003,167
871,000	QUALCOMM, Inc.	60,508,370
140,000	Rambus, Inc. (a)	1,223,600
787,800	SanDisk Corp.	54,752,100
200,000	SMART Technologies, Inc. – Class A (a)	532,000
533,700	Stratasys Ltd. (a)	60,430,851
43,300	Symantec Corp.	984,642
1,045,100	Trimble Navigation Ltd. (a)	29,858,507
1,000	VMware, Inc. – Class A (a)	81,280
60,000	Yahoo!, Inc. (a)	1,975,800

		1,149,962,457

Materials – 0.8%
56,400	Marrone Bio Innovations, Inc. (a)	980,232
277,200	Monsanto Co.	29,072,736
94,100	Potash Corp. of Saskatchewan, Inc.	2,926,510

		32,979,478

TOTAL COMMON STOCKS (Cost $2,614,022,236)		$3,964,268,328

SHORT-TERM INVESTMENTS – 10.7%
475,558,877	Dreyfus Treasury Prime Cash Management Fund	475,558,877

TOTAL SHORT-TERM INVESTMENTS (Cost $475,558,877)		475,558,877

TOTAL INVESTMENTS (Cost $3,089,581,113) – 99.9%		4,439,827,205
Other Assets in Excess of Liabilities – 0.1%		3,295,947

TOTAL NET ASSETS – 100.0%		$4,443,123,152

ADR – American Depository Receipt

CHF – Swiss Francs

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the Fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2013

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost	$1,513,322,425	$2,494,351,272	$3,089,581,113

Investments, at value (unaffiliated)	$2,133,929,004	$3,551,211,192	$3,577,032,063
Investments, at value (affiliated)	—	96,374,946	862,795,142
Receivable for investments sold	127,195	158,998	—
Receivable for dividends and interest	2,384,377	2,943,105	1,620,976
Receivable for fund shares sold	7,656,152	29,756,243	19,712,175
Prepaid expenses	35,037	86,790	86,308

Total assets	2,144,131,765	3,680,531,274	4,461,246,664

LIABILITIES
Payable for investments purchased	1,963,789	10,263,553	8,312,166
Payable for fund shares repurchased	4,502,287	3,765,175	3,598,456
Payable to the advisor (Note 6)	2,725,004	4,794,804	5,500,657
Other accrued expenses and liabilities	273,431	530,878	712,233

Total liabilities	9,464,511	19,354,410	18,123,512

NET ASSETS	$2,134,667,254	$3,661,176,864	$4,443,123,152

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	103,820,982	158,564,375	154,739,429

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.56	$23.09	$28.71

COMPONENTS OF NET ASSETS
Paid-in capital	$1,491,138,316	$2,429,431,046	$3,012,873,237
Undistributed net investment income	19,844,718	9,506,055	—
Accumulated net realized gain	3,047,773	68,955,985	79,969,757
Net unrealized appreciation	620,636,447	1,153,283,778	1,350,280,158

Net assets	$2,134,667,254	$3,661,176,864	$4,443,123,152

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2013

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Income
Dividends[1]	$38,676,994	$32,794,722	$11,339,766
Interest income	47	89	97

Total income	38,677,041	32,794,811	11,339,863

Expenses
Advisory fees	9,351,918	15,622,337	15,254,773
Shareholder servicing	599,570	1,460,479	1,160,398
Custody	105,957	174,499	168,852
Trustee fees	46,653	46,653	46,653
Other	621,722	1,022,294	1,185,452

Total expenses	10,725,820	18,326,262	17,816,128

Net investment income (loss)	27,951,221	14,468,549	(6,476,265)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments[2]	22,820,507	83,865,357	94,867,847
Foreign currency transactions	857	11,118	(5,033)
Change in unrealized appreciation/depreciation on:
Investments	422,421,292	777,290,285	1,065,943,783
Foreign currency translations	21,589	23,999	27,641

Net realized and unrealized gain on investments and foreign currency	445,264,245	861,190,759	1,160,834,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$473,215,466	$875,659,308	$1,154,357,973

[1]	Net of foreign taxes withheld of $850,561, $1,082,089, and $550,986, respectively.
[2]	Includes net realized gain on sales of affiliated companies of $0, $32,704,958, and $26,419,883, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$27,951,221	$19,747,652
Net realized gain (loss) on:
Investments	22,820,507	6,127,327
Foreign currency transactions	857	(11,753)
Change in unrealized appreciation/depreciation on:
Investments	422,421,292	107,056,223
Foreign currency translations	21,589	(35,876)

Net increase in net assets resulting from operations	473,215,466	132,883,573

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(24,438,073)	(12,241,758)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	753,218,807	673,497,259
Proceeds from reinvestment of distributions	15,171,281	9,899,513
Cost of shares repurchased	(604,701,573)	(186,121,894)
Redemptions fee proceeds	—	33,331

Net increase from capital share transactions	163,688,515	497,308,209

Total increase in net assets	612,465,908	617,950,024

NET ASSETS
Beginning of year	1,522,201,346	904,251,322

End of year (includes undistributed net investment income of $19,844,718 and $16,330,713, respectively)	$2,134,667,254	$1,522,201,346

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	96,638,419	63,147,115

Shares sold	41,278,823	45,089,741
Shares issued on reinvestment of distributions	946,431	711,172
Shares repurchased	(35,042,691)	(12,309,609)

Net increase in capital shares	7,182,563	33,491,304

Shares outstanding, end of year	103,820,982	96,638,419

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$14,468,549	$11,333,452
Net realized gain (loss) on:
Investments	83,865,357	(2,307,323)
Foreign currency transactions	11,118	(23,518)
Change in unrealized appreciation/depreciation on:
Investments	777,290,285	182,472,562
Foreign currency translations	23,999	(67,492)

Net increase in net assets resulting from operations	875,659,308	191,407,681

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,581,594)	(6,864,980)
Net realized gain on investments	—	(7,111,047)

Net decrease in net assets resulting from distributions paid	(13,581,594)	(13,976,027)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,182,683,153	711,441,078
Proceeds from reinvestment of distributions	13,044,088	13,378,508
Cost of shares repurchased	(598,524,953)	(522,292,867)
Redemptions fee proceeds	—	65,242

Net increase from capital share transactions	597,202,288	202,591,961

Total increase in net assets	1,459,280,002	380,023,615

NET ASSETS
Beginning of year	2,201,896,862	1,821,873,247

End of year (includes undistributed net investment income of $9,506,055 and $8,607,982, respectively	$3,661,176,864	$2,201,896,862

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	130,856,379	117,989,471

Shares sold	57,190,566	44,162,964
Shares issued on reinvestment of distributions	750,091	905,731
Shares repurchased	(30,232,661)	(32,201,787)

Net increase in capital shares	27,707,996	12,866,908

Shares outstanding, end of year	158,564,375	130,856,379

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(6,476,265)	$(4,139,593)
Net realized gain(loss) on:
Investments	94,867,847	3,170,833
Foreign currency transactions	(5,033)	(14,797)
Change in unrealized appreciation/depreciation on:
Investments	1,065,943,783	152,996,462
Foreign currency translations	27,641	(41,027)

Net increase in net assets resulting from operations	1,154,357,973	151,971,878

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN ON INVESTMENTS	—	(21,243,259)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,300,559,886	535,108,903
Proceeds from reinvestment of distributions	—	20,208,334
Cost of shares repurchased	(553,246,175)	(279,205,992)
Redemptions fee proceeds	—	76,299

Net increase from capital share transactions	1,747,313,711	276,187,544

Total increase in net assets	2,901,671,684	406,916,163

NET ASSETS
Beginning of year	1,541,451,468	1,134,535,305

End of year (includes accumulated net loss of $0 and $807,083, respectively)	$4,443,123,152	$1,541,451,468

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	81,752,723	66,762,268

Shares sold	96,167,742	29,438,901
Shares issued on reinvestment of distributions	—	1,276,585
Shares repurchased	(23,181,036)	(15,725,031)

Net increase in capital shares	72,986,706	14,990,455

Shares outstanding, end of year	154,739,429	81,752,723

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009

Net asset value, beginning of the year	$15.75	$14.32	$13.48	$11.69	$10.10

Income from investment operations:
Net investment income	0.27	0.21	0.16	0.09 [1]	0.10
Net realized and unrealized gain on investments and foreign currency	4.79	1.40	0.79	1.79	1.55

Total from investment operations	5.06	1.61	0.95	1.88	1.65

Less:
Dividends from net investment income	(0.25)	(0.18)	(0.11)	(0.09)	(0.06)

Net asset value, end of year	$20.56	$15.75	$14.32	$13.48	$11.69

Total return	32.55%	11.39%	7.05%	16.14%	16.55%

Ratios/supplemental data:
Net assets, end of year (millions)	$2,134.7	$1,522.2	$904.3	$607.1	$179.7

Ratio of expenses to average net assets	0.63%	0.66%	0.66%	0.71%	0.80%

Ratio of net investment income to average net assets	1.65%	1.57%	1.25%	1.37%[1]	0.96%

Portfolio turnover rate	15%	11%	24%	3%	34%

[1]	Investment income per share reflects a special dividend of $0.05. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.74%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009

Net asset value, beginning of the year	$16.83	$15.44	$14.70	$12.18	$10.07

Income from investment operations:
Net investment income	0.10	0.09	0.04	0.02	0.03
Net realized and unrealized gain on investments and foreign currency	6.26	1.42	0.71	2.53	2.11

Total from investment operations	6.36	1.51	0.75	2.55	2.14

Less:
Dividend from investment income	(0.10)	(0.06)	(0.01)	(0.03)	(0.03)
Distributions from net realized gain	—	(0.06)	—	—	—

Total distributions	(0.10)	(0.12)	(0.01)	(0.03)	(0.03)

Net asset value, end of year	$23.09	$16.83	$15.44	$14.70	$12.18

Total return	38.02%	9.86%	5.13%	20.96%	21.39%

Ratios/supplemental data:
Net assets, end of year (millions)	$3,661.2	$2,201.9	$1,821.9	$1,451.2	$706.5

Ratio of expenses to average net assets	0.65%	0.67%	0.66%	0.68%	0.71%

Ratio of net investment income to average net assets	0.51%	0.55%	0.26%	0.15%	0.35%

Portfolio turnover rate	10%	12%	13%	5%	12%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009

Net asset value, beginning of the year	$18.86	$16.99	$16.17	$12.33	$9.46

Income from investment operations:
Net investment loss	(0.04)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain on investments and foreign currency	9.89	2.24	1.40	3.89	2.92

Total from investment operations	9.85	2.19	1.35	3.84	2.87

Less:
Distributions from net realized gain	—	(0.32)	(0.53)	—	—

Net asset value, end of year	$28.71	$18.86	$16.99	$16.17	$12.33

Total return	52.23%	13.25%	8.50%	31.14%	30.34%

Ratios/supplemental data:
Net assets, end of year (millions)	$4,443.1	$1,541.5	$1,134.5	$809.9	$363.8

Ratio of expenses to average net assets	0.64%	0.68%	0.68%	0.71%	0.77%

Ratio of net investment loss to average net assets	(0.23%)	(0.32%)	(0.33%)	(0.45%)	(0.54%)

Portfolio turnover rate	11%	14%	11%	15%	20%

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2013

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting. Prior to July 1, 2012, each Fund charged a redemption fee of 2% of the redemption amount on shares redeemed or exchanged within 60 days of purchase.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Authorized Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time the Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Funds did not incur any interest or penalties. As of October 31, 2013, open tax years include the tax years ended October 31, 2010 through October 31, 2013. No Fund

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. United States Generally Accepted Accounting Principles (“U.S. GAAP”) require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2013 were as follows:

Fund	Purchases	Sales
PRIMECAP Odyssey Stock Fund	$284,431,200	$234,846,529
PRIMECAP Odyssey Growth Fund	$512,282,177	$261,552,483
PRIMECAP Odyssey Aggressive Growth Fund	$1,670,064,936	$285,190,434

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –	Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2013. There were no transfers into or out of Level 1 and Level 2 during the reporting period. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

PRIMECAP Odyssey Stock Fund	Equity Common Stock[1]	$1,886,386,500	$—	$—	$1,886,386,500

	Total Equity	$1,886,386,500	$—	$—	$1,886,386,500

	Short-Term Investments	$247,542,504	$—	$—	$247,542,504

	Total Investments in Securities	$2,133,929,004	$—	$—	$2,133,929,004

PRIMECAP Odyssey Growth Fund	Equity Common Stock[1]	$3,236,611,048	$—	$—	$3,236,611,048

	Total Equity	$3,236,611,048	$—	$—	$3,236,611,048

	Short-Term Investments	$410,975,090	$—	$—	$410,975,090

	Total Investments in Securities	$3,647,586,138	$—	$—	$3,647,586,138

PRIMECAP Odyssey Aggressive Growth Fund	Equity Common Stock[1]	$3,964,268,328	$—	$—	$3,964,268,328

	Total Equity	$3,964,268,328	$—	$—	$3,964,268,328

	Short-Term Investments	$475,558,877	$—	$—	$475,558,877

	Total Investments in Securities	$4,439,827,205	$—	$—	$4,439,827,205

1 Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

As of October 31, 2013, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes[1]	$1,517,286,386	$2,498,420,284	$3,089,864,510

Gross tax unrealized appreciation	634,217,361	1,229,311,930	1,470,585,619
Gross tax unrealized depreciation	(17,544,875)	(80,097,164)	(120,588,858)

Net tax unrealized appreciation	616,672,486	1,149,214,766	1,349,996,761

Undistributed ordinary income	19,844,718	9,506,055	14,986,701
Undistributed long-term capital gain	7,011,734	73,024,997	65,266,453

Total distributable earnings	26,856,452	82,531,052	80,253,154

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$643,528,938	$1,231,745,818	$1,430,249,915

[1]	At October 31, 2013 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2013, the following reclassifications were made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
PRIMECAP Odyssey Stock Fund	$857	$(1,972,235)	$1,971,378
PRIMECAP Odyssey Growth Fund	11,118	(7,890,332)	7,879,214
PRIMECAP Odyssey Aggressive Growth Fund	7,283,348	(14,671,760)	7,388,412

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $1,971,378, $7,879,214, and $7,387,774, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

During the fiscal year ended October 31, 2013, the PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund used $13,971,045 and $3,180,302, respectively, of capital loss carryover accumulated in prior fiscal years.

Tax components of dividends paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	October 31, 2013		October 31, 2012
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$24,438,073	—	$12,241,758	—
Growth Fund	$13,581,594	—	$13,976,027	—
Aggressive Growth Fund	—	—	$13,466,237	$7,777,022

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2013.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2013, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

The Bank of New York Mellon serves as the Funds’ custodian. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2013 – continued

PRIMECAP Odyssey Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2012	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2013
Conceptus, Inc.(1)(2)	$43,213,835	$—	$71,105,568	$—	$32,704,958	N/A
ImmunoGen, Inc.	64,874,508	—	—	—	—	$96,374,946

	$108,088,343	$—	$71,105,568	$—	$32,704,958	$96,374,946

(1)	No longer an affiliate as of October 31, 2013.
(2)	Included in “Proceeds from Securities Sold” are proceeds received when Conceptus, Inc. was acquired in a cash transaction.

PRIMECAP Odyssey Aggressive Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2012	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2013
Abiomed, Inc.	$42,646,159	$6,612,737	$—	$—	$—	$64,052,330
Active Network, Inc.(1)	—	23,794,187	25,113,579	—	4,849,543	63,250,088
Affymetrix, Inc.(1)	—	25,594,206	—	—	—	34,289,500
Boulder Brands, Inc.*	39,429,519	—	—	—	—	54,306,708
comScore, Inc.(1)	—	16,463,744	—	—	—	75,571,107
Conceptus, Inc.(2)(3)	31,458,090	—	51,762,250	—	24,676,169	N/A
DreamWorks Animation SKG, Inc.(1)	—	43,690,371	—	—	—	140,271,008
Dyax, Corp.	17,598,300	7,410,801	—	—	—	65,347,274
Faro Technologies, Inc.(1)	—	31,569,542	—	—	—	59,621,050
Fluidigm Corp.(1)	—	29,623,210	—	—	—	79,450,025
Guidance Software, Inc.	17,077,578	2,355,110	—	—	—	14,491,794
InterMune, Inc.(1)	—	27,337,101	—	—	—	59,331,581
Nektar Therapeutics(1)	—	56,063,538	3,036,640	—	(3,105,829)	68,357,880
Peregrine Semiconductor Corp.(1)	—	28,207,052	—	—	—	24,003,167
Tuesday Morning Corp.(1)	—	49,569,034	—	—	—	60,451,630

	$148,209,646	$348,290,633	$79,912,469	$—	$26,419,883	$862,795,142

*	Prior to January 2, 2013, Boulder Brands, Inc. was known as Smart Balance, Inc.
(1)	As of October 31, 2012, the company was not an affiliate.
(2)	No longer an affiliate as of October 31, 2013.
(3)	Included in “Proceeds from Securities Sold” are proceeds received when Conceptus, Inc. was acquired in a cash transaction.

(8)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of PRIMECAP Odyssey Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”) at October 31, 2013 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 17, 2013

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2013 through October 31, 2013.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period[1] (5/1/13 to 10/31/13)	Expense Ratio During Period[1] (5/1/13 to 10/31/13)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,119.20	$3.35	0.63%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.04	$3.20	0.63%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,120.30	$3.42	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,253.70	$3.62	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.99	$3.25	0.64%

[1]

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified dividend income.

PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as dividends qualifying for the dividends received deduction available for corporate shareholders.

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of five Trustees, four of whom are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). In September 2013, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company.

General Information

As part of the annual contract review process, the Independent Trustees, through Trust counsel, requested and received extensive materials, including information related to: the nature, extent, and quality of the services provided to the Funds by the Investment Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in

Additional Information

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its Morningstar category; the advisory fees paid to the Investment Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Investment Advisor and information related to the profitability to the Investment Advisor of the investment advisory agreement with the Trust; the extent to which the Investment Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Investment Advisor may derive from its relationship with the Funds; and the personnel of the Investment Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Investment Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), business continuity plans, and other matters.

With respect to investment performance, the Board noted that the Investment Advisor had made presentations on a quarterly basis regarding the Funds’ portfolio construction, investment environment, and results. The Board noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from Trust counsel regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in a private session with Trust counsel at which no employees of the Investment Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Investment Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Investment Advisor’s key portfolio management, compliance, and operational personnel; its over-

Additional Information

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all financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Investment Advisor’s senior management, the time that the senior management commits to the Funds, and the Investment Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, aligning his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and very satisfactory and would continue at the same level during the forthcoming year.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark(s) and other funds in the same category as determined by Morningstar, Inc. (“Morningstar”) for the one-year, three-year, five-year, and since-inception periods ended July 31, 2013. The Board made the following observations in reviewing the Funds’ performance:

•

The PRIMECAP Odyssey Stock Fund underperformed its benchmark, the S&P 500, by 56 basis points (annualized) during the three-year period ended July 31, 2013, though it had outperformed during the one-year and five-year periods. Since inception, the Fund outperformed the S&P 500 by 192 basis points (annualized). The Fund’s performance relative to other mutual funds in the Morningstar Large Cap Growth fund universe was above median for all time periods reviewed.

•

The PRIMECAP Odyssey Growth Fund outperformed the S&P 500, its primary benchmark, and the Russell 1000 Growth Index, its secondary benchmark, for the one-year, three-year, five-year, and since inception periods. The Fund’s performance was above median for each time period considered in relation to other mutual funds in Morningstar’s Large Cap Growth Fund universe.

•

The PRIMECAP Odyssey Aggressive Growth Fund outperformed both its primary and secondary benchmarks, the S&P 500 and the Russell MidCap Growth Index, for the one-year, three-year, five-year, and since inception periods. The Fund’s performance was above median compared to the other mutual funds in the Morningstar Mid Cap Growth Fund universe for all time periods considered.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Additional Information

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(Unaudited) – continued

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund as well as an analysis of Morningstar data with respect to the fees and expenses paid by comparable funds. They compared the advisory fees and total expense ratios for each Fund to those of: 1) all other funds in the same Morningstar category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – MidCap Growth funds); 2) funds in the same Morningstar category with fee structures and characteristics similar to the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds); and 3) a peer group of 15 funds with characteristics and asset sizes similar to those of the Fund. The Independent Trustees noted that, by each comparative measure, the advisory fee and the total expense ratio were below the medians of the funds in the group.

The Board also reviewed the fees charged by the Investment Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board noted that although those fees were lower than those charged by the Investment Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising the Funds and the other clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Investment Advisor

The Board reviewed information relating to the Investment Advisor’s profitability with respect to the investment advisory agreement and concluded that the profit levels were reasonable in light of the nature, extent, and quality of the services provided by the Investment Advisor to the Funds. The Board also reviewed information regarding the Investment Advisor’s financial position and concluded that the Investment Advisor would be able to continue to provide advisory services to the Fund. As part of this discussion, the Independent Trustees recognized the importance of the profitability of the Investment Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board recognized the Investment Advisor’s efforts in overseeing the expenses incurred by the Funds. The Independent Trustees considered information regarding the level of advisory fees charged to each Fund and noted that the advisory fees were low relative to other mutual funds with similar investment objectives. The Board and the Independent Trustees noted that the Investment Advisory Agreement provides for a fee breakpoint at $100 million in assets for each Fund, and concluded that the Funds had benefitted from economies of scale achieved by the Investment Advisor as a result of advisory fees that are generally low relative to other actively managed funds with similar investment objectives. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, including

Additional Information

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investment advisory fees and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor pursuant to the investment advisory agreement is fair and reasonable in light of the services being provided by the Investment Advisor to each Fund and its shareholders, and that renewal of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 145 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Mitchell J. Milias	49
Theo A. Kolokotrones	43
Joel P. Fried	28
Alfred W. Mordecai	16
M. Mohsin Ansari	13

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Kolokotrones, Fried, Mordecai, and Ansari. A small portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department. Effective January 1, 2014, Mr. Milias will relinquish his portfolio management responsibilities for the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones 225 South Lake Ave. Pasadena, CA 91101-3005 (1946)	Co-Chief Executive Officer	Indefinite; Since 09/04	Vice-Chairman, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai 225 South Lake Ave. Pasadena, CA 91101-3005 (1967)	Co-Chief Executive Officer	Indefinite; Since 10/12	Executive Vice President, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Michael J. Ricks 225 South Lake Ave. Pasadena, CA 91101-3005 (1977)	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration, PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-2011)
Karen Chen 225 South Lake Ave. Pasadena, CA 91101-3005 (1973)	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave. Pasadena, CA 91101-3005 (1935)	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith 225 South Lake Ave. Pasadena, CA 91101-3005 (1941)	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac 225 South Lake Ave. Pasadena, CA 91101-3005 (1944)	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw 225 South Lake Ave. Pasadena, CA 91101-3005 (1960)	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Joel P. Fried[2] 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
[2]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

225 South Lake Avenue, Suite 400

Pasadena, California 91101

•

Distributor

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street, 4th Floor

Milwaukee, Wisconsin 53202

•

Custodian

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

BINGHAM McCUTCHEN LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$92,000	$85,000
Audit-Related Fees	$0	$0
Tax Fees	$13,500	$13,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services that were pre-approved by the audit committee were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	100%	100%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other entity, controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two fiscal years.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012

Registrant	$13,500	$13,200
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 30, 2013

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 30, 2013

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 30, 2013

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 30, 2013

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 30, 2013

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 30, 2013